                                                                    Exhibit 10.1


KROEKER CATFISH FARMS,                     AND               AQUAPRO CORPORATION
INC., et al

                          CONTRACT OF PURCHASE AND SALE

         FOR AND IN CONSIDERATION of the mutual benefits and privileges flowing, and to flow, to each of the parties hereto, we, KROEKER CATFISH FARMS, INC., a Mississippi corporation, and MARVIN L. KROEKER and MARIE B. KROEKER, individually, hereinafter referred to as "Seller", and AQUAPRO CORPORATION, a Tennessee corporation authorized to do business in the State of Mississippi, hereinafter referred to as "Purchaser", do hereby covenant and agree as follows:

                                       1.

         Seller does hereby contract and agree to sell, and Purchaser does hereby contract and agree to purchaser from Seller, on or before June 1, 1999, subject to the terms and conditions hereinafter set forth, the following:

         (a)      Seller's catfish farms in Leflore and Sunflower
                  Counties, Mississippi, consisting of 411 acres, more
                  or less, eight additional acres at $200.00 per acre,
                  and an additional five acres with shed, at $800.00
                  per acre, all as described on Exhibit "A" attached
                  hereto for the sum of                              $704,300.00

         (b)      Equipment described on the list attached hereto as
                  Exhibit "B" for the sum of                          545,950.00

         (c)      Prepaid feed at Fishbelt Foods, Inc., consisting of
                  1,028 tons at $198.00 per ton for the sum of        203,540.00

         (d)      Fingerlings of seller now located in said farms at a
                  price of $00.0125 per inch with the number thereof to
                  be determined as hereinafter set forth, and having an
                  estimated value of                                  100,000.00

         (e)      Stocker fish presently in the ponds of seller at $.60
                  per pound to be determined as hereinafter set forth,
                  and having an estimated value of                    200,000.00

         (f)      Food fish existing in ponds at $.77 per pound, and
                  having an estimated value of                         50,000.00


                                       2.

         The fingerlings on hand will be determined by the industry accepted practice described generally as requiring several seinings of each pound in order to determine a representative sampling. The samples are then weighed and counted, and reference is made to an industry approved chart.

                                       3.

         With respect to determining the amount of stocker fish, the ponds will be seined at least twice. The price is computed at 100% of each seining, except that the last seigning will be computed at 120% thereof.

                                       4.

         The total price to be paid shall be an amount equal to the sum of the five items listed in Paragraph 1 hereof - that is, $1,453,790.00, plus the values established for fingerlings, stockers and food fish.

                                       5.

         Purchaser shall cause a perimeter survey of the premises to be made at its cost. The amount of purchase price attributable to real estate shall be increased or decreased as appropriate based upon the per acre valuation in Paragraph 1(a) hereof.

                                       6.

         Payment therefor shall be made in annual payments of principal and interest in the total amount of $200,000.00 due one year from April 30, 1999, and continuing annually thereafter. The interest rate for the first year shall be 6% per annum. Subsequent interest rates shall be determined on the last business day of April for the following year. That rate shall be 1 3/4% less than the New York Consensus Prime Rate as published in the Wall Street Journal for the last business day in April of that year.

                                       7.

         The deferred purchase price shall be evidenced by a promissory note from purchaser to seller, and shall be secured by the retention of a vendor's lien and by the granting of a first lien on the lands, equipment being conveyed and all fish produced on the premises.

                                       8.

         As fish are sold, seller will release the lien thereon so long as the loan is not in default. So long as seller determines that the security is not in jeopardy, seller will promptly endorse such checks for sale of the fish as are tendered to it.

                                       9.

         Upon the closing of this transaction, Seller shall execute, acknowledge and deliver to Purchaser a good and sufficient warranty deed conveying title to the above described property, except the lien for ad valorem taxes for the year 1999 which will be prorated as of April 30, 1999.

                                       10.

         Purchaser may, at its option, cause an examination of title to the property to be made and shall give to Seller prompt written notification of any defects sufficient to prevent Seller from conveying good, merchantable and insurable title. Upon receipt of such notice of defect, if any, Seller shall have thirty days to overcome and correct such objections, if any. Should Seller be unable to give good, merchantable and insurable title to said property because of matters beyond its control, then, in that event, this contract shall become null and void and of no effect at the option of Purchaser.

                                       11.

         The amount of food fish in the ponds shall be determined by weighing and seining the fish returning same to the ponds.

                                       12.

         Purchaser shall maintain all of the equipment agreed to be purchased herein in a good state of repair, fair wear and tear excepted.



                                       13.

         Seller does hereby covenant and agree to maintain adequate and proper insurance coverage upon the equipment and improvements upon said property until this sale is consummated. In the event of substantial damage by fire or otherwise, the purchaser shall, at its option:

         (a) Complete and consummate this transaction as set forth herein, in which event seller shall transfer and assign to purchaser all insurance proceeds or claims therefor arising out of such loss; or

         (b) Cancel this transaction by giving written notice to

Seller within twenty days of the date of such loss, in which event this contract shall be declared null and void.

                                       14.

         Purchaser does hereby covenant and agree to maintain adequate and proper insurance coverage on the equipment and improvements upon said property for so long as the loan is outstanding and shall list seller as a mortgage holder.

                                       15.

         Time is of the essence of this contract. Both seller and purchaser shall have the right to seek specific performance of this contract in the event of its breach.

                                       16.

         Seller does hereby grant to purchaser the right to immediate possession of the properties.

                                       17.

         Closing shall take place at the offices of Clark, Davis & Belk, P. A., 200 Second Street, Indianola, Mississippi. The closing shall be dated as of April 30, 1999. The parties hereby covenant and agree to exercise diligence to close this transaction expeditiously.

                                      18.

         For purposes of notification, the addresses of the parties are as follows:

         SELLER:

         Kroeker Catfish Farms, Inc.
         Kroeker Flying Service, Inc.
         Marvin L. Kroeker and Maria B. Kroeker
         Post Office Box 549
         Moorhead, MS 38761

         With copy to:
         Howard Q. Davis, Jr.
         Post Office Drawer B
         Indianola, MS 38751

         PURCHASER:

         Aquapro Corporation
         1100 Highway 3
         Sunflower, Mississippi 38778

          With copy to:
          W. Dean Belk
          Post Office Box 229
          Indianola, MS 38751



                                       19.

         Should Seller be unable to give good, merchantable and insurable title to said property because of matters beyond his control, then, in that event, this contract shall become null and void and of no effect at the option of Purchaser.

                                       20.

         Seller covenants that MARVIN L. KROEKER and MARIE B. KROEKER are the owners of the realty described herein, and KROEKER CATFISH FARMS, INC., is the owner of the remaining properties.

                                       21.

         MARIE B. KROEKER, wife of MARVIN L. KROEKER, joins in this agreement and will join in the execution of the requisite documents.

                                       22.

         In the event the purchaser desires to prepay the purchase price, it may do so without penalty after five regular payments have been made.

                                       23.

         In the event the purchaser desires to prepay the purchase price before five regular payments have been made, it may do so. However, at the election of seller, substitute collateral may be used, such as an irrevocable line of credit from an approved bank. In such event, the cost of the letter of credit and the fees and expenses in connection therewith shall be paid by purchaser.

                                       24.

         At the closing of this transaction, one or more of the seller's entities shall loan to purchaser the sum of $200,000.00 on the following basis:

         (a)      Interest rate at 12% with interest payable monthly;

         (b)      Principal due or or before April 30, 2000;

         (c) Security shall be a second lien on the lands, equipment and fish;




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




          (d) The parties may negotiate for the renewal of such loan on or before its due date, but are not required so to do;

                                       25.

         All promissory notes to be secured pursuant to the terms of this agreement shall be executed George S. Hastings, Jr., personally.

                                       26.

         The feed to be purchased which is described in Paragraph 1(c) hereof shall only be used to feed fish in the ponds to be conveyed.

                                       27.

         Purchaser agrees to continue to raise fish in the subject ponds in a good and husbandlike manner.

                                       28.

         Aquapro Corporation shall secure a policy of term insurance on the life of George S. Hastings, Jr., in the amount of $1,000,000.00 which shall be collaterally pledged to seller.

         WITNESS the signatures of the parties hereto, in duplicate original, on this the 30th day of April, A. D., 1999.



                                             KROEKER CATFISH FARMS, INC.
(Seller)

                                             By /s/ MARVIN L. KROEKER
                                                --------------------------------
                                                PRESIDENT




                                             /s/ MARVIN L. KROEKER
                                             -----------------------------------
                                             MARVIN L. KROEKER



                                             /s/ MARIE B. KROEKER
                                             -----------------------------------
                                             MARIE B. KROEKER



                                             AQUAPRO CORPORATION
(Purchaser)

                                             By /s/ S. HASTINGS, JR., PRES.
                                                --------------------------------
                                                PRESIDENT



                                             /s/ S. HASTINGS, JR.
                                             -----------------------------------
                                             GEORGE S. HASTINGS, JR.
                                             GUARANTOR





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




STATE OF MISSISSIPPI
COUNTY OF SUNFLOWER

         Personally appeared before me, the undersigned authority in and for the said county and state, on this 7th day of May, 1999, within my jurisdiction, the within named Marvin L. KROEKER, who acknowledged that he is President of KROEKER CATFISH FARMS, INC., a corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                          /s/  Lisa Renfroe           (NOTARY PUBLIC)
                          ---------------------

My commission expires
January 20, 2003.
---------------------




STATE OF MISSISSIPPI
COUNTY OF SUNFLOWER

         Personally appeared before me, the undersigned authority of law in and for the county and state aforesaid, within my jurisdiction, on this the 7th day of May, 1999, the within named MARVIN L. KROEKER and wife, MARIE B. KROEKER, who acknowledged that they signed and delivered the above and foregoing instrument of writing.

                          /s/  Lisa Renfroe          NOTARY PUBLIC
                          ---------------------

My commission expires
January 20, 2003.
---------------------

STATE OF MISSISSIPPI
COUNTY OF SUNFLOWER

         Personally appeared before me, the undersigned authority in and for the said county and state, on this 7th day of May, 1999, within my jurisdiction, the within named GEORGE S. HASTINGS, JR., who acknowledged that he is President of AQUAPRO CORPORATION, a Tennessee corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                          /s/  Lisa Renfroe          (NOTARY PUBLIC)
                          ---------------------

My commission expires
January 20, 2003.
---------------------




STATE OF MISSISSIPPI
COUNTY OF SUNFLOWER

         Personally appeared before me, the undersigned authority of law in and for the county and state aforesaid, within my jurisdiction, on this the 7th day of May, 1999, the within named GEORGE S. HASTINGS, JR., individually, who acknowledged that he signed and delivered the above and foregoing instrument of writing.

                          /s/  Lisa Renfroe          NOTARY PUBLIC
                          ---------------------

My commission expires
January 20, 2003.
---------------------

The following described properly lying and being situate in the County of Sunflower, State of Mississippi, to-wit:

All that part of the South Half of Section 2, Township 18 North, Range 3 West, lying North of the C & G Railway right of way;

         LESS AND EXCEPT, however, 19.95 acres, more or less, heretofore conveyed by M. Pickett Myers, III, to Kroeker Flying Service, Inc., by deed dated March 12, 1971, of record in Book G-19, page 580.

Southeast Quarter of the Northwest Quarter of Section 2, Township 18 North, Range 3 West;

LESS AND EXCEPT 2.20 acres, more or less, conveyed by Milton D. Adams and W.O. Adams to State Highway Commission of Mississippi by instrument dated December 6, 1973, of record in Book P-20, page 549;

LESS AND EXCEPT that property conveyed by the Bank of West Point to State Highway Commission of Mississippi by deed dated November 18, 1936, of record in Book H-9, page 201;

Reservation by Bank of West Point of a one-fourth interest in mineral rights reserved in its deed to T. D. Phalon dated December 5, 1939, of record in Book R-9, page 73;

SUBJECT to that right of way granted by T. D. Phalon to Mississippi Power & Light Company in that instrument dated August 29, 1946, of record in Book U-10, page 542;

SUBJECT to that right of way granted by Mrs. Modena P. Phalon to Mississippi Power & Light Company dated November 13, 1947, of record in Book F-11, page 210;

SUBJECT to reservation by Mrs. Modena P. Phalon in her deed to K. E. Mullen dated February 16, 1949, of record in Book K-11, page 321 of one-fourth of all oil, gas and mineral rights in, on or under said lands with right of ingress and egress to and from said premises for the removal therefrom of her interest in any oil, gas and mineral;

All the land lying North of Moorhead Drainage Ditch No. 5 in the North Half of
Section 3, Township 18 North, Range 3 West, containing 141.74 acres, more or less;

LESS AND EXCEPT:

That certain tract or parcel thereof in the Northeast corner of Section 3, Township 18 North, Range 3 West, described as beginning at the Northeast corner of Section 3 and the South boundary line of the public road running East and West and run westwardly along the North boundary line of said Section 3 and the South boundary of said public road for a distance of 1490 feet; run thence South at right angles to said northern boundary line of Section 3 a distance of 1237 feet to the North boundary line of Moorhead Drainage Ditch No. 5; run thence East 1480 feet along the northern boundary line of said Moorhead Drainage Ditch No. 5 to the East boundary line of Section 3; run thence North 1237 feet along said section line to the Northeast corner of Section 3 and the point of beginning, said excepted part containing 42 acres, more or less;

6.10 acres, more or less, in the North Half of the Northwest Quarter of Section 3, Township 18 North, Range 3 West acquired by the State Highway Commission of Mississippi by judgment in Cause No. 9925 in the Special Court Eminent Domain of Sunflower County, Mississippi, dated September 30, 1974, of record in Book X-20, page 29;

SUBJECT to those rights of way and easements as follows:

Mississippi Gas & Electric Company dated August 25, 1930, of record in Book J-8, page 162;

Mississippi Gas & Electric Company dated October 6, 1930, of record in Book J-8, page 489;

Mississippi Power & Light Company dated October 9, 1946, of record in Book U-10, page 512;

South Central Bell Telephone Company dated February 17, 1971, of record in Book K-19, page 445.

The following described property lying and being situate in the County of Leflore, State of Mississippi, to-wit:

All that part of the East Half of Section 6, Township 18 North, Range 2 West, which lies South of the Moorhead-Greenwood Public Road, Leflore County, Mississippi, less and except that certain tract of land deeded by Sylvester Ingram, et ux, to the Mount Pleasants Baptist Church which deed is dated February 21, 1975, and recorded March 3, 1975, in Land Deed Book 190, page 215 in the Chancery Clerk's Office;

All of the Northwest Quarter of Section 8, Township 18 North, Range 2 West, Leflore County, Mississippi;

The Southwest Quarter of Section 5 lying South of the Railroad right of way, Township 18 North, Range 2 West, Leflore County, Mississippi;

All that part of the North Half of the West Half of the East Half of Section 8, Township 18 North, Range 2 West which lies West of the right of way of the drainage ditch or canal which runs Northeasterly to Southwesterly through the said West Half of the East Half of said Section 8;

LESS AND EXCEPT 63.76 acres in Sections 5 and 6, and 213.95 acres in Section 8, all in Township 18 North, Range 2 West, conveyed to Circle Creek Aquaculture II, L.P., by deed dated September 14, 1990, of record in Deed Book 270, page 354;

LESS AND EXCEPT 2 acres, more or less, in Section 6 conveyed to the Trustees of Mt. Pleasants Baptist Church dated July 21, 1987, of record in Deed Book 251, page 430;

LESS AND EXCEPT 59.38 acres in Section 6 conveyed to Bear Creek Fisheries, Inc., dated July 3, 1990, of record in Book 269, page 197;

SUBJECT TO:

Drainage easement to J. C. Green dated September 28, 1961, of record in Deed Book 135, page 27;

Right of way deed from Gulf Interstate Gas Company to Columbia Gulf Transmission Company dated December 30, 1958, of record in Deed Book 126, page 193;

Right of way to Leflore County, Mississippi, dated April 2, 1958, of record in Deed Book 123, page 381.

8803 Case Backhoe           $17,500.00                         Lister 6 cyl. air cooled                  $2,000.00
4840 John Deere C/A         $15,000.00                         Lister 8 cyl. air cooled                  $2,000.00
4430 John Deere              $8,500.00                         Lister 4 cyl. air cooled                  $2,000.00
4430 John Deere              $9,500.00                         Lister 8 cyl. liquid cld                  $2,000.00
885 Case IH                 $12,500.00                         4 Ton feeder PTO pull type                $1,800.00
4020 John Deere              $9,000.00                         1 16' Crialfully pump                       $600.00
J.D. Fork lift w/bucket      $1,500.00                         Lincoln welder, portable                  $2,500.00
1390 Case                    $6,000.00                         Gasoline air compressor                   $2,000.00
1190 Case                    $4,000.00                         8 Deutz diesel units                     $15,000.00
1190 Case                    $4,000.00                         3 Yanmar diesel units                     $9,000.00
International trk tractor    $6,500.00                         12 House floating paddle wheels          $34,200.00
Ledwell 8 bin trk           $10,500.00                         12 Mstr Sys floating T-pumps             $24,000.00
Ford live-haul truck         $5,000.00                         1 S&N floating paddle wheel               $2,850.00
Honda 4-wheeler              $3,000.00                         1 Adams floating paddle wheel               $500.00
Honda 3-wheeler                $700.00                         3 PTO bank washers                        $2,250.00
98 Ford 130 pickup          $15,000.00                         2 PTO rear discharge bank washers         $2,000.00
93 GMC diesel pkup           $5,000.00                         1 House sidewinder, PTO                   $1,750.00
90 GMC diesel pkup           $5,000.00                         1 Fish Saver PTO                                N/C
GMC diesel feed truck       $10,000.00                         1 40 HP electric well motor               $1,200.00
2 Amarillo gear heads              N/C                         2 60 HP electric well motors              $3,000.00
1 Worthington & 1 Green
Gear head                          N/C                         4 Submersible well pumps                        N/C

Hardee side mount            $3,000.00                         14 rebuilt T-pumps                       $21,000.00
Long sidebar cutter          $3,600.00                         17 Switch boxes                           $2,500.00
Yazoo mower                    $200.00                         4 feed bins (move 2)                      $1,000.00
Chemical boat (new)          $2,500.00                         5 T-pumps for repair                            N/C
H D Seine boat               $2,000.00                         4 YSI meters                                    N/C
35 HP Nisson motor             $500.00                         2 Radio-phones?                           $1.500.00
35 HP Johnson elec.            $500.00
18 HP Evenrude moto            $300.00
Siene Reel (Mstr Sys)        $2,600.00
1000 ft. 1 5/8" seine          $500.00
1000 ft. fingerling seine      $500.00
8 different size socks         $800.00
large 3 pt. box scraper      $2,000.00                         Kamatsu Dozer                           $200,000.00
small 3 pt. box scraper        $500.00                         14' BushHog 2814                          $8,500.00
floating aerestor trailer      $400.00                         96 Suburban 2500                         $27,000.00
Land plane                   $2,000.00
8 1/2 yd dirt buggy          $2,800.00
4 row disk                     $300.00
6 ft Mall mower                $600.00
16 ft. equip. trailer          $500.00
30 HP Nisson (new)           $2,200.00